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                                                                   EXHIBIT 99(b)

                 HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

               DEBT AND PREFERRED STOCK SECURITIES RATINGS OF THE
                    COMPANY AND ITS SIGNIFICANT SUBSIDIARIES

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                                                             Standard          Moody's
                                                             & Poor's        Investors
                                                          Corporation          Service          Fitch, Inc.
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
Household International, Inc.
     Senior debt                                                    A               A3                    A
     Commercial paper                                             A-1              P-2                  F-1
     Preferred stock                                             BBB+             Baa2                   A-
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Household Finance Corporation
     Senior debt                                                    A               A2                    A
     Senior subordinated debt                                      A-               A3                   A-
     Commercial paper                                             A-1              P-1                  F-1
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Household Bank, f.s.b.
     Senior debt                                                    A               A2                    A
     Subordinated debt                                             A-               A3                   A-
     Certificates of deposit
         (long/short-term)                                      A/A-1           A2/P-1               A+/F-1
     Thrift notes                                                 A-1              P-1                  F-1
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HFC Bank plc
     Senior debt                                                    A               A2                   A+
     Commercial paper                                             A-1              P-1                   NR
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

NR  Not rated